UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A

_______________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive additional materials.
☐	Soliciting material pursuant to §240.14a-12

SMART POWERR CORP.
(Exact Name of Registrant as Specified in its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SMART POWERR CORP.
4/F, Tower C
Rong Cheng Yun Gu Building
Keji 3rd Road, Yanta District
Xi An City, Shaan Xi Province
China 710075

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 26, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Smart Powerr Corp., a Nevada corporation, to be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, 710075 China on December 26, 2024, at 10:00 a.m. local time.

Important Notice Regarding the Availability of Proxy Materials
For the Annual Meeting of Stockholders to be held on December 26, 2024

In accordance with rules issued by the Securities and Exchange Commission, you may access the Notice of the 2024 Annual Meeting, our 2024 Proxy Statement and our annual report for the fiscal year 2023 on Form 10-K (the “Annual Report”) at www.proxyvote.com.

At the 2024 Annual Meeting you will be asked to vote on the following matters:

1.      To elect five members of our Board of Directors, each director to serve until our 2025 annual meeting of stockholders;

2.      To ratify the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.      To transact such other business as properly may come before the annual meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Stockholders who owned shares of Smart Powerr Corp.’s common stock, par value $0.001 per share (the “Common Stock”), at the close of business on November 4, 2024, are entitled to receive notice of and to vote in person at the 2024 Annual Meeting. As a stockholder of the Company, you have the right to vote on the proposals listed above. Please read the Proxy Statement carefully because it contains important information for you to consider when deciding how to vote.

You have three options in submitting your vote prior to the 2024 Annual Meeting date:

(1)    You may sign and return the enclosed proxy card in the accompanying envelope;

(2)    You may vote over the Internet at the address shown on your proxy card; or

(3)    You may vote by telephone using the phone number shown on your proxy card.

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2024 Annual MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE — PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND OUR 2024 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE. ATTENDANCE AT THE MEETING DOES NOT OF ITSELF REVOKE YOUR PROXY.

On behalf of the Board of Directors and the employees of Smart Powerr Corp., we thank you for your continued support and look forward to you attending the 2024 Annual Meeting.

Sincerely,
/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi An City, Shaan Xi Province, China
November 12, 2024

SMART POWERR CORP.
4/F, Tower C
Rong Cheng Yun Gu Building
Keji 3rd Road, Yanta District
Xi An City, Shaan Xi Province
China 710075

PROXY STATEMENT

For the 2024 Annual Meeting of Stockholders to be held on December 26, 2024

To our Stockholders:

We are furnishing this Proxy Statement and the proxy materials to the holders of shares of common stock, par value $0.001 per share (the “Common Stock”) of Smart Powerr Corp. in connection with the solicitation, by the Company’s Board of Directors (the “Board”), of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) to be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, China, 710075 on December 26, 2024, at 10:00 a.m. local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Our directors and officers will be present to respond to appropriate questions from stockholders.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “CREG” refer to Smart Powerr Corp., a Nevada corporation, and its wholly-owned subsidiaries, Shanghai Yinghua Financial Leasing Co., Ltd. (“Yinghua”) and Sifang Holdings Co., Ltd. (“Sifang”), and Sifang’s wholly-owned subsidiaries, Shaanxi Huahong New Energy Technology Co., Ltd. (“Huahong”) and Shanghai TCH, Shanghai TCH’s wholly-owned subsidiaries, Xi’an TCH Energy Technology Company, Ltd. (“Xi’an TCH”), Xi’an TCH’s wholly-owned subsidiary Erdos TCH Energy Saving Development Co., Ltd. (“Erdos TCH”), Zhongxun Energy Investment (Beijing) Co., Ltd (“Zhongxun”) and Xi’an TCH’s 90% and Shanghai TCH’s 10% owned subsidiary Xi’an Zhonghong New Energy Technology Co., Ltd.

The Proxy materials, including this Proxy Statement on Schedule 14A, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the proxy card, and the Notice of Annual Meeting, are being delivered to the stockholders of record on or about November 20, 2024. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board knows of no other business that will come before the 2024 Annual Meeting.

The Board is soliciting votes (1) FOR the election of five director nominees named herein; (2) FOR the ratification of the appointment of Enrome LLP (“Enrome”) as the independent auditors of the Company for the fiscal year ending December 31, 2024, and (3) FOR transacting such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the proxy card and return it promptly in the return envelope provided, or you may vote over the telephone or Internet by following the instructions on the proxy card or other enclosed proxy material.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board is soliciting your proxy to vote at the 2024 Annual Meeting, to be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, 710075 China, on December 26, 2024, at 10:00 a.m. local time.

Even if you plan to attend the 2024 Annual Meeting, we encourage you to submit a proxy in advance by using the internet, the designated toll-free number or by mailing your proxy card so that your vote will be counted even if you later decide not to attend the 2024 Annual Meeting.

The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board knows of no other business that will come before the 2024 Annual Meeting. The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), are being distributed and made available on or about November 20, 2024.

Q:     Why am I receiving these materials?

A:     We are sending you these proxy materials because the Board is soliciting your proxy to vote at the 2024 Annual Meeting. Our directors, officers or executives may also solicit proxies on behalf of our Board by telephone. The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. one, facsimile, mail or e-mail. If our directors, officers or executives solicit proxies, they will not be specially compensated.

Q:     What are stockholders being asked to vote on?

A:     At our 2024 Annual Meeting, stockholders will be asked to vote:

•        to elect five directors to serve until the annual meeting of stockholders in 2023;

•        to ratify the appointment of Enrome as the independent auditors of the Company for the fiscal year ending December 31, 2024; and

•        To transact such other business as properly may come before the annual meeting or any adjournments thereof.

The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting.

Q:     Who is entitled to vote at the 2024 Annual Meeting?

A:     Our Board has established November 4, 2024, as the record date (the “Record Date”). Only holders of shares of the Company’s Common Stock as of the Record Date are entitled to notice of, and to vote at, the 2024 Annual Meeting. As of the Record Date, the Company had outstanding 8,765,857 shares of Common Stock.

Q:     What is the Voting Procedure?

A:     Stockholder of Record: Shares Registered in Your Name.    If on November 4, 2024, your shares were registered directly in your name with the Company’s transfer agent, Securities Transfer Corporation, then you are a stockholder of record with respect to those shares. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the internet as instructed herein to ensure your vote is counted. You may still attend the 2024 Annual Meeting and vote even if you have already voted by proxy.

By Internet — stockholders may vote on the internet by logging on to www.ProxyVote.com and following the instructions given.

By Telephone — stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail — stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.ProxyVote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, 710075 China; Attention: Mr. Jackie Shi, Chief Financial Officer.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 A.M. China Time on December 25, 2024.

In Person — stockholders may vote in person at the 2024 Annual Meeting. To vote in person, come to the 2024 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2024 Annual Meeting.

Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on November 4, 2024 your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2024 Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Q:     How many shares each holder is entitled to vote at the 2024 Annual Meeting?

A:     Each record holder of Common Stock as of the Record Date is entitled to one vote per share of Common Stock.

Q.     How do I vote my shares?

A:     A proxy card is included with the proxy materials being sent to you. The proxy card allows you to specify how you want your shares voted as to each proposal listed. The proxy card provides space for you to:

•        Vote for, or withhold authority to vote for, each nominee for director

•        Vote for or against, or abstain from voting on, the ratification of the appointment of Enrome as independent public accountants for the fiscal year ending December 31, 2024.

•        Vote for, or against, or abstain from voting on transacting such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

If the proxy card is properly signed and returned to us, shares covered by the proxy card will be voted in accordance with the directions you specify on the card. The person named as proxy on the proxy card is Jackie Shi, the Company’s Chief Financial Officer. Any stockholder who wishes to name a different person as his or her proxy may do so by crossing out Mr. Shi’s name and inserting the name of another person to act as his or her proxy. In such a case, the stockholder would be required to sign the proxy card and deliver it to the person named as his or her proxy, and that person would be required to be present and vote at the Annual Meeting. Any proxy card so marked should not be mailed to the Company. If you return a signed proxy card without having specified any choices, Mr. Shi, named as proxy, will vote the shares represented at the 2024 Annual Meeting and any adjournment thereof as follows:

•        FOR the election of each nominee for director and

•        FOR the ratification of the appointment of Enrome as independent public accountants for the fiscal year ending December 31, 2024.

•        FOR transacting such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Q:     How does the Board recommend I vote?

A:     The Board unanimously recommends that you vote:

FOR the election of each nominee for director and

FOR the ratification of the appointment of Enrome as independent public accountants for the fiscal year ending December 31, 2024, and

FOR transacting such other business as properly may come before the annual meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Our executive officers and directors who own shares of Common Stock have advised us that they intend to vote their shares in favor of the proposals presented in this Proxy Statement. As of the close of business on the Record Date, 8,765,857 shares of Common Stock were issued and outstanding, approximately 13.95% of which were owned and entitled to be voted by the Company’s executive officers and directors.

Q:     What is the voting requirement to approve each of the proposals?

A:     Election of Directors.    Under Nevada law and the Fourth Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of shares of the Company’s Common Stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Ratification of the selection of Enrome as our independent registered public accounting firm.    The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the 2024 Annual Meeting, provided a quorum is present, is required to ratify the selection of Enrome as our independent registered public accounting firm. Abstentions will have the effect of a vote “against” the ratification of the appointment of Enrome as our independent registered public accounting firm. Broker non-votes may be voted for or against this proposal by a broker.

Transacting such other business as properly may come before the annual meeting or any adjournments thereof.    The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the 2024 Annual Meeting, provided a quorum is present, is required to approve transacting such other business as properly may come before the annual meeting or any adjournments thereof. Abstentions will have the effect of a vote “against” transacting such other business as properly may come before the annual meeting or any adjournments thereof. Broker non-votes may be voted for or against this proposal by a broker.

Q:     What is a “quorum”?

A:     A quorum of stockholders is required for the transaction of business at the 2024 Annual Meeting. The presence of at least one-third of all of our shares of Common Stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2024 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2024 Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Q:     What’s the effect of an abstention or a broker non-vote?

A:     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A broker non-vote occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not be considered as votes cast “for” or “against” any proposal or director candidate and will not affect the outcome of the election of directors. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders as a vote against any matter other than the election of directors and advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the 2024 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Q:     What does it mean if I receive more than one proxy card?

A:     If your shares are registered differently or in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted.

Q:     Can I revoke my proxy?

A:     You may revoke your proxy at any time before it is exercised at the 2024 Annual Meeting by filing with or transmitting to our corporate secretary either a notice of revocation or a properly created proxy bearing a later date. You also may attend the 2024 Annual Meeting and revoke your proxy by voting your shares at the 2024 Annual Meeting.

Q:     How will the Company solicit proxies?

A:     Proxies may be solicited in person, by telephone, mail or e-mail by directors, officers and executives of the Company without additional compensation. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders.

Q:     How do I get electronic access to the proxy materials?

A:     This Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.creg-cn.com.

Q:     How can a stockholder communicate with the Company’s directors?

A:     The Board has established a process to receive communications from interested parties, including stockholders. Interested parties may contact any member (or all members) of the Board or the independent directors as a group, any committee of our Board or any chair of any such committee by mail to c/o Mr. Yongjiang (Jackie) Shi, our Chief Financial Officer, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, China. Correspondence may be addressed to any individual director by name, to the independent directors as a group or to any chair of any committee either by name or title. Mail will not be opened but will be forwarded to the Chairman of the Audit Committee or the named independent director.

Q:     How stockholders will know the voting results of the 2024 Annual Meeting:

A:     Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2024 Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Bylaws provide that the Board shall consist of not less than three (3) nor more than eleven (11) directors. Our Board has fixed the number of directors to be elected at the 2024 Annual Meeting at five (5). Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified.

At the Annual Meeting, we will present the nominees named below and recommend that they be elected to serve as directors until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Nominees

Presented below is a description of certain biographical information, occupations and business experience for the past five years of each person nominated to become a director. Our Board currently consists of five (5) members. Our current directors are standing for reelection at the 2024 Annual Meeting. All nominees were previously elected by our stockholders at the 2023 Annual Meeting. The Board is unaware of any circumstances likely to render any nominee unavailable. Directors of the Company hold office until the next annual stockholders meeting, until successors are elected and qualified or until their earlier resignation or removal.

Our Board currently consists of five (5) members. Our current directors will stand for re-election at the 2024 Annual Meeting. All of the nominees were previously elected by our stockholders at the 2023 Annual Meeting.

If elected as a director at the 2024 Annual Meeting, each of the nominees would serve a one-year term expiring at the 2024 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and director nominees as of November 12, 2024:

Name	Age	Position
Guohua Ku	62	Chief Executive Officer, Director and Chairman of the Board
Yongjiang (Jackie) Shi	49	Chief Financial Officer and Vice President
Binfeng (Adeline) Gu	46	Secretary
Yan Zhan	50	Director
Xiaoping Guo(1)	71	Independent Director
Zhongli Liu(1)	64	Independent Director
LuLu Sun(1)	46	Independent Director

____________

(1)      Member of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Mr. Guohua Ku was appointed as a director and our Chief Executive Officer as of December 10, 2008. He was elected Chairman of the Board as of April 1, 2009. Prior to joining the Company, Mr. Ku served as a Senior Engineer for Yingfeng Technology from 2003 to 2007. From 1979 to 2003, Mr. Ku served in multiple capacities for Shaanxi Blast Air Blower (Group) Co., Ltd., with his last position serving as a Senior Engineer. Mr. Ku’s experience as our Chief Executive Officer, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

Mr. Yongjiang (Jackie) Shi was appointed as our Chief Financial Officer (“CFO”) and a Vice President, effective on December 20, 2019. Mr. Shi has served as the financial consultant to the Board since September 28, 2016 and was the CFO of the Company from May 16, 2015 to September 27, 2016. Mr. Shi was the Assistant CFO & Vice President in charge of finance for the Company from January 2015 to May 2015. Mr. Shi joined Xi’an TCH Energy Technology Company, Ltd., a wholly owned subsidiary of the Company in 2014 as a VP of Finance and he previously worked as the Director of Investor Relations for Xilan Natural Gas Group from 2005 to 2014. Mr. Shi studied professional accounting at the University of New South Wales, Australia from 2001 to 2003, and was awarded his master’s degree of finance in 2003. He studied public administration at Northwest University of China from 1994 to 1998, and obtained his bachelor’s degree in law in 1998.

Ms. Adeline Gu was appointed as the Company’s Chief Financial Officer and Secretary on September 28, 2016. Ms. Gu resigned as our Chief Financial Officer as of December 13, 2019. Ms. Gu has been serving as the director of the office of Board of Directors of the Company from August, 2012 to September 27, 2016. She was the Investor Relations Director from December 2007 to August 13, 2012 and Investor Relations Director Assistant from March 2006 to December 2007 of China Natural Gas, Inc. From October 2005 to March 2006, Ms. Gu was the Interpreter of Xi’an Equity Exchange & Shaanxi Watson Biology Gene Technology Co., Ltd. Ms. Gu studied at Northwest University of China from September, 1995 to June, 1999 and received her bachelor degree, majoring in English. Ms. Gu has held a Chinese Accounting Certificate since 2000.

Mr. Yan Zhan was appointed as a director of the company on March 16, 2021. He has worked for Xi’an TCH Energy Technology Co., Ltd., our wholly-owned subsidiary in the PRC, since May 2013 and he has served as the Chief Sales Officer since June 2016. Mr. Zhan obtained his junior college diploma majored in Manufacturing Processes and Equipment from Northwestern Polytechnical University in September 1995. After his graduation, he served as the head of production department of Xi’An Kanghuamen Factory from 1995 to 1996. Mr. Zhan studied and taught at Shanxi Educational College from 1996 to 1998. From 1998 to 2004, he served as the sales manager of Xi’An Equipment Import and Export Company, after which he served as the general manager of Shanxi Wanding Yandong Technology Co., Limited from 2004 to 2013. In nominating Mr. Zhan for election as a director, our Board focused on his past marketing and sales experience and technical knowledge in the energy recycling industry and his knowledge of the operations of the Company as a member of management.

Mr. Xiaoping Guo was appointed as a director on June 1, 2017. Mr. Guo has served as the assistant to the president of Datang New Energy Co., Ltd., since 2010. Mr. Guo received his bachelor degree from the Xi’an Jiaotong University in 1977, and his master’s degree in systems engineering from the same school in 2000. Mr. Guo’s extensive project engineering and development experience, as well as his management experience, qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Mr Zhongli Liu was appointed as a director on March 6, 2020. Mr. Liu was also appointed as the Chairman of the Audit Committee and a member of the Compensation, Nominating and Corporate Governance Committees. Mr. Liu served as the inspector to be in charge of securities inspection at Shaanxi Supervision Bureau of China Securities Regulatory Commission from 1999 to September 2019. He worked as the head of department of economics and management, professor, chief of scientific research at Xi’an Finance and Economics University from 1984 to 1998. Since July 2017, he served as the independent director of the Board at China Haiseng Fresh Fruit Juice Co., Ltd. (00359.HK). Mr. Liu studied industrial economy management at Xi’an Jiaotong University from September 1978 to July 1982 and was awarded his bachelor’s degree of finance in 1982. He studied planning economics at Renmin University of China from 1982 to 1984 and was awarded his master’s degree of finance in 1984. Mr. Liu’s significant financial expertise qualifies him to serve on our Board and led the Board to conclude that he should be nominated as a director.

Ms. LuLu Sun was appointed as a director on August 5, 2015. Ms. Sun serves as Marketing Director for Net Engine Power Tech. Ltd. Co. in China from June 2013 to present and she was the New Media Business Development Director for Rayli Magazine in China from June 2009 to May 2013. From July 2002 to May 2009, Ms. Sun was the Business Development Project Manager for Sina Mobile in China. Ms. Sun’s extensive experience in marketing and business development in China qualifies her to serve on our Board and led the Board to conclude that she should be nominated as a director.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

No family relationships exist among any of our director nominees or executive officers. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

The Company’s current board leadership structure separates the board chair and principal executive officer roles into two positions. Mr. Ku has served as both Chairman of the Board and CEO of the Company since April 1, 2009. Our Board continues to believe there are important advantages to Mr. Ku serving in both roles at this time. Mr. Ku is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Ku provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the full Board, the Corporate Governance and Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Corporate Governance and Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Board Diversity Matrix

This table below provides certain information regarding the diversity of our Board of Directors (the “Board”) as of the date of this proxy statement.

Board Diversity Matrix for Smart Powerr Corp.

As of 11/12/2024
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4

Part II: Demographic Background
African American or Black
Alaskan Native or American Indian
Asian	1	4
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Director Independence

Xiaoping Guo, LuLu Sun and Zhongli Liu are our only non-employee directors, and our Board has determined that each of them is independent pursuant to the listing rules of NASDAQ. All of the members of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent as defined in NASDAQ Rule 5605(a)(2). As required under applicable NASDAQ listing standards, in the 2023 fiscal year, our independent directors met twice in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2023, the Board held one (1) meeting and acted through unanimous consent on nine (9) different occasions. In addition, the Audit Committee held four (4) meetings; the Corporate Governance and Nominating Committee held one (1) meeting; and the Compensation Committee held one (1) meeting. During the year ended December 31, 2023, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. Some of our then-sitting Board members attended the 2023 Annual Meeting.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Xiaoping Guo, Zhongli Liu and LuLu Sun. Ms. LuLu Sun is the chairman of our Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee oversees all aspects of the Company’s corporate governance functions on behalf of the Board, including identifying individuals qualified to become directors, recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected and overseeing the monitoring and evaluation of the Company’s corporate governance practices. The Corporate Governance and Nominating Committee reviewed the performance of all of the current members of the Board and determined and recommended to the Board that all of the current directors should be nominated for re-election. No other candidates were recommended or evaluated. The Corporate Governance and Nominating Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations — Corporate Governance.”

Selection of Board Nominees

Our Corporate Governance and Nominating Committee is responsible for identifying, selecting and evaluating Board candidates. From a general perspective, candidates are reviewed in the context of the existing Board members, our operating requirements and the long-term interests of our stockholders. In selecting candidates for appointment or re-election to the Board, the Corporate Governance and Nominating Committee of the Board considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Corporate Governance and Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Audit Committee

The Audit Committee currently consists of Xiaoping Guo, Zhongli Liu and LuLu Sun, each of whom is independent under NASDAQ listing standards. Zhongli Liu serves as chairman of our Audit Committee.

The Board determined that Mr. Liu qualifies as an “audit committee financial expert,” as defined by NASDAQ Rule 5605(a)(2) and Item 407 of Regulation S-K. In reaching this determination, the Board made a qualitative assessment of Mr. Liu’s level of knowledge and experience based on a number of objective and subjective factors, including formal education, financial and accounting acumen, and business experience. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and the independent registered public accounting firm; and (vi) our auditing, accounting and financial reporting processes generally. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. In connection with its responsibilities, the Board has delegated to the Audit Committee the authority to select and hire our independent registered public accounting firm and determine their fees and retention terms. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Enrome LLP to the Company are permissible under applicable laws and regulations. During fiscal year 2023, all services requiring pre-approval and performed by the Company’s accounting firm, Enrome LLP, were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations — Corporate Governance.”

Compensation Committee

The Compensation Committee currently consists of Xiaoping Guo, Zhongli Liu and LuLu Sun. Mr. Guo is the chairman of our Compensation Committee. The Compensation Committee’s purpose is (i) to oversee the Company’s efforts to attract, retain and motivate members of the Company’s senior management team, (ii) to carry out the Board’s overall responsibility relating to the determination of compensation for all executive officers, (iii) to oversee all other aspects of the Company’s compensation policies, and to oversee the Company’s management resources, succession planning and management development activities. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2023, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of NASDAQ and SEC rules and regulations. The Compensation Committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations — Corporate Governance.”

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No current member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by writing to the attention of Ms. Adeline Gu, our Secretary, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, 710075 China.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Business Conduct and Ethics is available on our website at www.creg-cn.com under the links “Investor Relations — Corporate Governance.” We intend to disclose any amendments to the Code of Business Conduct and Ethics, as well as any waivers for executive officers or directors, on our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of November 12, 2024 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

•        each person known by us to be the beneficial owner of more than 5% of our common stock;

•        each of our directors and named executive officers;

•        each of our officers and directors that served in such capacity during 2023, but no longer served in that capacity at the end of the fiscal year; and

•        all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

Common Stock Beneficially Owned	Number of Shares		Percent of Class(6)
Directors and Named Executive Officers
Guohua Ku	1,222,577		13.95%
Yongjiang (Jackie) Shi	0	(1)	*
Adeline Gu	500	(2)	*
Yan Zhan	0		0
Xiaoping Guo	0		0
Zhongli Liu	0		0
LuLu Sun	0		0
All executive officers and directors as a group (7 persons)	1,223,077		13.95%

Other 5% Stockholders
Eastern Good Investments, Ltd.(3)	440,000		5.02%
Keen Merit Investments, Ltd.(4)	440,000		5.02%
Lead Crest Investments, Ltd.(5)	440,000		5.02%

____________

*        Less than one percent (1%) of outstanding shares.

(1)      Excludes at least 5,000 shares of Common Stock issuable to Mr. Shi annually pursuant to the term of his employment agreement with the Company.

(2)      Represents 500 shares of Common Stock subject to currently exercisable stock options September 28, 2016. Ms. Gu has not received further shares subject to exercisable stock options since September 28, 2016.

(3)      Eastern Good Investments, Ltd., a British Virgin Islands company, holds 440,000 shares of Common Stock. Wei Fu has the sole voting and dispositive power over shares beneficially owned by Eastern Good Investments, Ltd. The address of Eastern Good Investments, Ltd. is No.1508, Building 5, Xibahe Beili, Chaoyang Dist., Beijing 10028, People’s Republic of China.

(4)      Keen Merit Investments, Ltd., a British Virgin Islands company, holds 440,000 shares of Common Stock. Hongjia Zhu has the sole voting and dispositive power over shares beneficially owned by Keen Merit Investments, Ltd. The address of Keen Merit Investments, Ltd. is No.1507, Building 5, Xibahe Beili, Chaoyang Dist., Beijing 10028, People’s Republic of China.

(5)      Lead Crest Investments, Ltd., a British Virgin Islands company, holds 440,000 shares of Common Stock. Yanni Tu has the sole voting and dispositive power over shares beneficially owned by Lead Crest Investments, Ltd. The address of Lead Crest Investments, Ltd. is Unit 638, Ziyu Shanzhuang, Chaoyang Dist., Beijing 100101, China, People’s Republic of China.

(6)      The calculation in the table is based on 8,765,857 shares of Common Stock issued and outstanding as of the date hereof.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2023 and 2022, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2023 and our other most highly compensated executive officer. The individuals listed in the table below are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guohua Ku	2023	30,422	—	—	—	—	—	—	30,422
Chief Executive Officer and Chairman of the Board	2022	32,239	—	—		—	—	—	32,239
Yongjiang (Jackie) Shi	2023	30,422	—	—	—	—	—	—	30,422
Chief Financial Officer	2022	32,239	—	—	—	—	—	—	32,239
Binfeng (Adeline) Gu	2023	23,662	—	—	—	—	—	—	23,662
Secretary	2022	25,075	—	—	—	—	—	—	25,075

Narrative to Summary Compensation Table

During the 2023 fiscal year, we used base salary as the exclusive executive compensation to our executive officers. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. Because of our emphasis on performance-based compensation for executives, base salary adjustments are generally made only when we believe there is a significant deviation from the market or an increase in responsibility. Our Compensation Committee reviews the base salary levels of our executives each year to determine whether an adjustment is warranted or necessary.

Employment Contracts

Mr. Guohua Ku entered into an employment agreement with the Company to serve as its CEO on December 10, 2008. The agreement had a two-year term, starting December 10, 2008, that included a one-month probationary period. In accordance with the terms and conditions of Mr. Ku’s employment agreement, on December 10, 2010, 2014, December 10, 2016, December 10, 2020, the Company and Mr. Ku agreed to renew Mr. Ku’s employment agreement for an additional two-year term. Mr. Ku receives a salary of RMB 216,000 ($33,078) annually for his service as CEO. The Company may terminate the employment agreement at any time without any prior notice to the employee if Mr. Ku engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Ku under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; and (iii) the need for mass layoffs or other restructuring. Mr. Ku has the right to resign at any time upon a 30-day written notice to the Company.

Mr. Yongjiang Shi entered into an employment agreement with the Company on December 16, 2019, effective as of December 20, 2019, in connection with his appointment to serve as the Chief Financial Officer and vice President of the Company. Pursuant to the terms of Mr. Shi’s employment agreement, he receives a cash compensation in the amount of RMB 16,000 (approximately $2,300) per month for his service as the CFO and Vice President and is also entitled to receive an annual equity award of at least 5,000 shares of common stock of the Company. The term of the employment agreement is for 24 months and may be renewed for an additional term by the Company upon 30-day notice prior to its termination. This employment agreement may be terminated by the Company or Mr. Shi at any time without any prior notice. On December 16, 2021, the Company and Mr. Shi agreed to renew Mr. Shi’s employment agreement for an additional two-year term. Mr. Shi receives a salary of RMB 216,000 ($32,239) annually for his service as CFO.

Potential Payments Upon Termination or Change of Control

Employment Agreements

Certain of our executive officers, including our CEO, have employment agreements with the Company. Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement.

2015 Plan

In June of 2015, the stockholders of the Company approved the China Recycling Energy Corporation Omnibus Equity Plan (the “2015 Equity Plan”) at its annual meeting. The total aggregate shares of common stock authorized for issuance during the term of the 2015 Equity Plan is 124,626 shares of the Company’s authorized shares of Common Stock, as adjusted for the Reverse Stock Split, effected on April 13, 2020. The 2015 Equity Plan will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan’s effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares. We have not granted any options to purchase shares of our common stock under the 2015 Equity Plan during the 2023 fiscal year.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded during the 2023 fiscal year to each of our non-executive directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
LuLu Sun	$7,043	—	—	—	—	—	$7,043
Xiaoping Guo	$7,043	—	—	—	—	—	$7,043
Zhongli Liu	$7,043	—	—	—	—	—	$7,043

In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Each non-employee director receives an annual Board fee of RMB 50,000. Non-employee directors do not receive additional fees for attendance at Board or Board committee meetings or for serving on Board Committees. There were no stock options granted and exercised by non-employee directors during the 2023 fiscal year. There were no option awards outstanding as of December 31, 2022, for any of the non-employee directors.

EQUITY COMPENSATION PLAN INFORMATION

During the fiscal year ended December 31, 2023, there were no equity compensation plans that were either approved or not approved by our shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 31, 2023 and 2022, the Company does not have any advances from the Company’s management, or other related party transactions.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2023. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at www.creg-cn.com under the links “Investor Relations — Corporate Governance.” For fiscal year 2023, the Audit Committee was comprised of Zhongli Liu (Chairman), Xiaoping Guo, and Lulu Sun, each of whom is independent under applicable SEC and NASDAQ listing standards.

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

In 2023, the Audit Committee held four (4) meetings. Representatives of Enrome LLP, our independent registered public accounting firm, attended each meeting of the Audit Committee that involved the discussion of financial statements. The Audit Committee reviewed and discussed with management and Enrome LLP, our independent registered public accounting firm, our audited financial statements for the year ended December 31, 2023 and discussed Enrome LLP’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations.

The Audit Committee also received the written disclosures and the letter from Enrome LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Enrome LLP its independence. The members of Audit Committee considered whether the services provided by Enrome LLP for the year ended December 31, 2023, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Audit Committee:

Zhongli Liu (Chairman)
Xiaoping Guo
LuLu Sun

Vote Required

A plurality of the shares present or represented by proxy at the 2024 Annual Meeting and entitled to vote on the election of directors will be required to elect Board nominees. Abstentions and broker non-votes, if any, are not votes cast and will have no effect on the election of directors. Stockholders cannot vote for a greater number of persons than the number of nominees named. The cumulation of votes in the election of directors is not permitted.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-LISTED NOMINEES.

PROPOSAL 2
RATIFICATION OF THE SELECTION OF OUR AUDITORS

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of Enrome LLP (“Enrome”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2024 Annual Meeting. Enrome has served as our independent registered public accounting firm since July 14, 2023 and is considered by our Audit Committee to be well qualified. If the stockholders do not ratify the appointment of Enrome, the Audit Committee will reconsider the appointment.

Representatives of Enrome will not participate in the 2024 Annual Meeting by phone and therefore will not (i) have the opportunity to make a statement if they so desire or (ii) be available to respond to questions from stockholders.

Vote Required

The affirmative vote of the holders of shares having a majority of the votes cast by the holders of the shares present or represented and voting at the 2024 Annual Meeting will be required to approve the ratification of the appointment of Enrome’s registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any (although none are expected to exist in connection with this Proposal since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions to the brokers) are not votes cast and will have no effect on the vote for the proposal. If our stockholders fail to ratify the appointment of Enrome, the Audit Committee will reconsider whether to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF ENROME AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2024.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

Enrome LLP is the independent registered certified public accounting firm to audit the books and accounts of our Company and subsidiaries for the fiscal year ended December 31, 2023. Kreit & Chiu CPA, LLP was the independent registered certified public accounting firm to audit the books and accounts of our Company and subsidiaries for the fiscal years ended December 31, 2022. The following table presents the aggregate fees billed for professional services rendered to us for the fiscal years ended December 31, 2023 and 2022 by Enrome LLP and Kreit & Chiu CPA, LLP, respectively.

The aggregate fees and expenses included in the Audit category are fees and expenses billed for the fiscal years for the audit of our annual financial statements and review of our interim financial statements and statutory and regulatory filings. The aggregate fees and expenses included in each of the other categories are fees and expenses billed in the fiscal years.

Enrome LLP

Fiscal Year 2023
Audit Fees	$175,000
Audit-Related Fees	4,000
Tax Fees	—
All Other Fees	—
Total	$179,000

Kreit & Chiu CPA, LLP’s

Fiscal Year 2022
Audit Fees	$237,312
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$237,312

Audit Fees for the fiscal years ended December 31, 2023 and 2022 were for professional services rendered for the audit of our annual financial statements and of our internal control over financial reporting and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which include audits in connection with acquisitions.

Tax Fees are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees are fees billed by the independent accountant for products and services not included in the foregoing categories.

The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of Enrome LLP and Kreit & Chiu CPA, LLP.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. The pre-approval policy is detailed as to the particular service or category of services and is subject to a specific budget. The services include the engagement of the independent registered public accounting firm for audit services, audit-related services, and tax services.

If we need to engage the independent registered public accounting firm for other services, which are not considered subject to the general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees. If the timing of the project requires an expedited decision, then the Audit Committee has delegated to the Chairman of the Committee the authority to pre-approve such engagement, subject to fee limitations. The Chairman must report all such pre-approvals to the entire Audit Committee for ratification at the next Audit Committee meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of the copies of these reports, we believe that all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended December 31, 2023.

STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in the proxy statement and form of proxy for our 2024 Annual Meeting by submitting their proposals to us in a timely manner and in accordance with rules and regulations promulgated under our Bylaws and the Exchange Act. Advance notice of a stockholder’s proposal must be delivered to our Secretary, Ms. Adeline Gu, at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, 710075 China, on or before September 27, 2024. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by our Bylaws, the Exchange Act and the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

OTHER INFORMATION
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name	Age	Position	Service as an Officer Since
Yongjiang (Jackie) Shi	49	Chief Financial Officer and Vice President	2019
Binfeng (Adeline) Gu	46	Secretary	2016

Mr. Yongjiang (Jackie) Shi was appointed as our Chief Financial Officer (“CFO”) and a Vice President, effective on December 20, 2019. Mr. Shi has served as the financial consultant to the Board since September 28, 2016 and was the CFO of the Company from May 16, 2015 to September 27, 2016. Mr. Shi was the Assistant CFO & Vice President in charge of finance for the Company from January 2015 to May 2015. Mr. Shi joined Xi’an TCH Energy Technology Company, Ltd., a wholly owned subsidiary of the Company in 2014 as a VP of Finance and he previously worked as the Director of Investor Relations for Xilan Natural Gas Group from 2005 to 2014. Mr. Shi studied professional accounting at the University of New South Wales, Australia from 2001 to 2003, and was awarded his master’s degree of finance in 2003. He studied public administration at Northwest University of China from 1994 to 1998, and obtained his bachelor’s degree in law in 1998.

Ms. Adeline Gu was appointed as the Company’s Chief Financial Officer and Secretary on September 28, 2016. Ms. Gu resigned as our Chief Financial Officer as of December 13, 2019. Ms. Gu has been serving as the director of the office of Board of Directors of the Company from August, 2012 to September 27, 2016. She was the Investor Relations Director from December 2007 to August 13, 2012 and Investor Relations Director Assistant from March 2006 to December 2007 of China Natural Gas, Inc. From October 2005 to March 2006, Ms. Gu was the Interpreter of Xi’an Equity Exchange & Shaanxi Watson Biology Gene Technology Co., Ltd. Ms. Gu studied at Northwest University of China from September, 1995 to June, 1999 and received her bachelor degree, majoring in English. Ms. Gu has held a Chinese Accounting Certificate since 2000.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their share.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Ms. Adeline Gu, our Secretary, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, 710075 China, or on the SEC’s internet website at www.sec.gov.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those referred to in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matter should be properly presented for consideration and voting at the 2024 Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in our best interest.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more CREG’s stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, 710075 China, or by calling us at 1-800-690-6903 (toll-free). Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholders who intend to present proposals at the 2024 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Secretary of the Company not later than September 27, 2024. Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of CREG, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

The Board will also consider nominees recommended by stockholders. The Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting of Stockholders. The procedures include a requirement that notices regarding a person’s nomination be received in writing from the stockholder and by the Company’s Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Moreover, the notice must include such nominee’s written consent to be named in the Company’s Proxy Statement and to serve if elected. Supporting information should include: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of CREG, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected). A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by our Bylaws, the Exchange Act and the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You must comply with these Bylaws requirements in connection with a stockholder proposal or director nomination outside the Rule 14a-8 context. A copy of the full text of the provisions of our Bylaws, dealing with stockholder proposals is available to stockholders from our Secretary upon written request and an electronic copy of is available at the SEC’s website located at www.sec.gov.

Proposals and notices of intention to present proposals at the 2024 Annual Meeting should be addressed to Ms. Adeline Gu, our Secretary, at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi An City, Shaan Xi Province, 710075 China.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2024 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2024 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors
/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors
Xi An City, Shaan Xi Province, China

Xi An City, Shaan Xi Province, China
November 12, 2024

SMART POWERR CORP. 4/F TOWER C RONG CHENG YUN GU BUILDING KEJI 3RD ROAD XI’AN 710075 CHINA SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 A.M. China Time on December 25, 2024. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 A.M. China Time on December 25, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V59564-Z88889 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SMART POWERR CORP. The Board of Directors recommends you vote FOR the following: 1. To elect five members of our Board of Directors, each director to serve until our 2025 annual meeting of stockholders. Nominees: 1a. Guohua Ku 1b. Yan Zhan 1c. Xiaoping Guo 1d. Zhongli Liu 1e. LuLu Sun For Against Abstain The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To transact such other business as properly may come before the annual meeting or any adjournments thereof. Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials For the Annual Meetingof Stockholders to be held on December 26, 2024:The Notice of the 2024 Annual Meeting, our 2024 Proxy Statement and our annual report for thefiscal year 2023 on Form 10-K (the “Annual Report”) are available at www.ProxyVote.com V59565-Z88889 SMART POWERR CORP. Annual Meeting of Stockholders December 26, 2024 10:00 a.m. local time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Guohua Ku and Adeline Gu, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SMART POWERR CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. local time on December 26, 2024, at the Annual Meeting of the Stockholders, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side